Huttig Building Products, Inc. Announces Second Quarter 2015 Results, Second Quarter Net Income Increases 59% to $5.1 Million

ST. LOUIS, MO -- (Marketwired - July 30, 2015) - Huttig Building Products, Inc. ("Huttig") (NASDAQ: HBP), a leading domestic distributor of millwork, building materials and wood products, today reported financial results for the second quarter ended June 30, 2015.

Jon Vrabely, President and CEO, stated, "We are pleased with the continued improvement in our financial performance that we achieved in the second quarter compared to our prior year. The residential housing market is growing, but continues to lag most 2015 industry forecasts. Despite lower than forecasted market growth, through the continued execution of our strategy, we were successful in growing our revenue and gross profit while leveraging the investment we have made in the business over the past several years."

                   SUMMARY OF FIRST QUARTER 2015 RESULTS
                                (unaudited)
                    (In Millions, Except Per Share Data)

                                            Three Months Ended June 30,
                                        -----------------------------------
                                               2015              2014
                                        -----------------  ----------------
Net sales                               $  175.1    100.0% $  168.7   100.0%
Gross margin                                35.6     20.3%     33.5    19.9%
Operating expenses                          30.0     17.1%     29.4    17.4%
Gain on disposal of assets                  (0.4)    -0.2%        -     0.0%
Operating income                             6.0      3.4%      4.1     2.4%
Income from continuing operations            5.4      3.1%      3.4     2.0%
Net income                                   5.1      2.9%      3.2     1.9%
Income from continuing operations per
 share - basic and diluted                  0.21               0.14
Income per share - basic and diluted        0.20               0.13

Operating Summary

--  Net sales in the second quarter of 2015 were $175.1 million, representing a 4% increase over net sales of $168.7 million for the prior year's second quarter.

--  Income from continuing operations was $5.4 million in the second quarter of 2015 compared to $3.4 million for the prior year's second quarter.

--  Net income in the second quarter of 2015 was $5.1 million compared to
    $3.2 million in the prior year quarter. Net income included second quarter charges from discontinued operations of $0.3 million in 2015 compared to $0.2 million in the prior year quarter.

--  Adjusted EBITDA was $6.8 million in the second quarter of 2015 compared to $5.2 million for the second quarter of 2014.

--  Total available liquidity was $61.6 million at June 30, 2015 compared to
    $45.6 million at June 30, 2014.

Balance Sheet

At June 30, 2015, Huttig reported $2.5 million of cash plus $59.1 million of availability under its credit facility for total available liquidity of $61.6 million. At June 30, 2014, Huttig reported $3.5 million of cash plus $42.1 million of availability under its credit facility for total available liquidity of $45.6 million. Total bank debt declined to $75.9 million at June 30, 2015 from $87.3 million at June 30, 2014.

Non-GAAP Financial Measures

Huttig supplements its reporting of net income with the non-GAAP measurement of Adjusted EBITDA. This supplemental information should not be considered in isolation or as a substitute for GAAP measurements. Additional information regarding Adjusted EBITDA referred to in this press release is included below under "Reconciliation of Non-GAAP Measures."

About Huttig

Huttig, currently in its 130th year of business, is one of the largest domestic distributors of millwork, building materials and wood products used principally in new residential construction and in home improvement, remodeling and repair work. Huttig distributes its products through 27 distribution centers serving 41 states. Huttig's wholesale distribution centers sell principally to building materials dealers, national buying groups, home centers and industrial users, including makers of manufactured homes.

Forward-Looking Statements

This press release contains forward-looking information as defined by the United States Private Securities Litigation Reform Act of 1995. This information presents management's expectations, beliefs, plans and objectives regarding future financial performance, and assumptions or judgments concerning such performance. Any discussions contained in this press release, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. Factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information, include, but are not limited to, changes relating to future financial performance, the housing market, distribution channels, sales, supplier relationships, inventory levels, the ability to meet customer needs, competitive posture, obligations with respect to environmental remediation, deterioration in our relationship with our unionized employees, including work stoppages or other disputes, and the financial impact of litigation or contingencies. Other important factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information, include, but are not limited to those detailed in Huttig's Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission and in other reports filed by Huttig with the Securities and Exchange Commission from time to time.

Reconciliation of Non-GAAP Measures

Huttig defines Adjusted EBITDA as net income adjusted for interest, income taxes, depreciation and amortization and other special significant items as listed in the table below.

Huttig presents Adjusted EBITDA because it is a primary measure used by management, and by similar companies in the industry, to evaluate operating performance and Huttig believes it enhances investors' overall understanding of the financial performance of our business. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income as a measure of operating performance. Huttig compensates for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors affecting the business. Because not all companies use identical calculations, Huttig's presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

Adjusted EBITDA (unaudited)

The following table presents a reconciliation of net income, the most directly comparable financial measure under GAAP, to Adjusted EBITDA for the periods presented (in millions):

                                      Three Months Ended  Six Months Ended
                                           June 30,           June 30,
                                      ------------------ ------------------
                                        2015      2014     2015      2014
                                      --------  -------- --------  --------
Net income (loss)                     $    5.1  $    3.2 $    5.1  $   (0.8)
Discontinued operations                    0.3       0.2      0.4       3.4
Interest expense, net                      0.6       0.7      1.1       1.3
Provision for income taxes                   -         -        -         -
Depreciation and amortization              0.8       0.7      1.5       1.5
Stock compensation expense                 0.4       0.4      0.8       0.7
Gain on disposal of assets                (0.4)        -     (0.4)        -
                                      --------  -------- --------  --------
Adjusted EBITDA                       $    6.8  $    5.2 $    8.5  $    6.1
                                      ========  ======== ========  ========

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
              CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                (unaudited)
                    (In Millions, Except Per Share Data)

                                     Three Months Ended   Six Months Ended
                                          June 30,            June 30,
                                     ------------------  ------------------
                                       2015      2014      2015      2014
                                     --------  --------  --------  --------
Net sales                            $  175.1  $  168.7  $  322.5  $  304.0
Cost of sales                           139.5     135.2     258.4     244.0
                                     --------  --------  --------  --------
  Gross margin                           35.6      33.5      64.1      60.0
Operating expenses                       30.0      29.4      57.9      56.1
Gain on disposal of assets               (0.4)        -      (0.4)        -
                                     --------  --------  --------  --------
  Operating income                        6.0       4.1       6.6       3.9
Interest expense, net                     0.6       0.7       1.1       1.3
                                     --------  --------  --------  --------
Income from continuing operations
 before income taxes                      5.4       3.4       5.5       2.6
Provision for income taxes                  -         -         -         -
                                     --------  --------  --------  --------
Income from continuing operations         5.4       3.4       5.5       2.6
Loss from discontinued operations,
 net of taxes                            (0.3)     (0.2)     (0.4)     (3.4)
                                     --------  --------  --------  --------
Net income (loss)                    $    5.1  $    3.2  $    5.1  $   (0.8)
                                     ========  ========  ========  ========

Net income from continuing
 operations per share - basic and
 diluted                             $   0.21  $   0.14  $   0.22  $   0.11
Net loss from discontinued
 operations per share - basic and
 diluted                             $  (0.01) $  (0.01) $  (0.02) $  (0.14)
Net income (loss) per share - basic
 and diluted                         $   0.20  $   0.13  $   0.20  $  (0.03)

Weighted average shares outstanding:
  Basic shares outstanding               24.1      23.6      24.0      23.4
  Diluted shares outstanding             24.1      23.6      24.0      23.5

                HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (unaudited)
                                (In Millions)

                                        June 30,   December 31,   June 30,
                                          2015         2014         2014
                                      ------------ ------------ ------------

ASSETS
CURRENT ASSETS:
  Cash and equivalents                $        2.5 $        0.5 $        3.5
  Trade accounts receivable, net              72.0         48.9         69.4
  Inventories                                 76.2         67.4         77.4
  Other current assets                         6.8          7.8          6.5
                                      ------------ ------------ ------------
    Total current assets                     157.5        124.6        156.8
                                      ------------ ------------ ------------

PROPERTY, PLANT AND EQUIPMENT:
  Land                                         4.3          4.3          4.3
  Buildings and improvements                  25.9         25.4         24.6
  Machinery and equipment                     36.4         36.0         34.9
                                      ------------ ------------ ------------
    Gross property, plant and
     equipment                                66.6         65.7         63.8
  Less accumulated depreciation               49.9         48.8         47.4
                                      ------------ ------------ ------------
    Property, plant and equipment,
     net                                      16.7         16.9         16.4
                                      ------------ ------------ ------------

OTHER ASSETS:
  Goodwill                                     6.3          6.3          6.3
  Other                                        2.0          2.2          2.3
  Deferred income taxes                        7.8          8.0          7.7
                                      ------------ ------------ ------------
    Total other assets                        16.1         16.5         16.3
                                      ------------ ------------ ------------
TOTAL ASSETS                          $      190.3 $      158.0 $      189.5
                                      ============ ============ ============

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
                   CONDENSED CONSOLIDATED BALANCE SHEETS
                                (unaudited)
                      (In Millions, Except Share Data)

                                     June 30,    December 31,    June 30,
                                       2015          2014          2014
                                   ------------  ------------  ------------

LIABILITIES AND SHAREHOLDERS'
 EQUITY
CURRENT LIABILITIES:
  Current maturities of long-term
   debt                            $        0.8  $        1.3  $        0.6
  Trade accounts payable                   53.7          39.4          52.0
  Deferred income taxes                     7.8           8.0           7.7
  Accrued compensation                      3.8           4.0           2.9
  Other accrued liabilities                11.9          13.4          11.8
                                   ------------  ------------  ------------
    Total current liabilities              78.0          66.1          75.0
                                   ------------  ------------  ------------
NON-CURRENT LIABILITIES:
  Long-term debt, less current
   maturities                              77.5          62.4          88.3
  Other non-current liabilities             3.8           3.8           4.2
                                   ------------  ------------  ------------
    Total non-current liabilities          81.3          66.2          92.5
                                   ------------  ------------  ------------

SHAREHOLDERS' EQUITY:
  Preferred shares; $.01 par
   (5,000,000 shares authorized)              -             -             -
  Common shares; $.01 par
   (50,000,000 shares authorized:
   24,885,265; 24,556,536; and
   24,572,371 shares issued and
   outstanding at June 30, 2015,
   December 31, 2014 and June 30,
   2014, respectively)                      0.2           0.2           0.2
  Additional paid-in capital               40.6          40.4          39.7
  Accumulated deficit                      (9.8)        (14.9)        (17.9)
                                   ------------  ------------  ------------
    Total shareholders' equity             31.0          25.7          22.0
                                   ------------  ------------  ------------

TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY              $      190.3  $      158.0  $      189.5
                                   ============  ============  ============

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
              CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (unaudited)
                               (In Millions)

                                     Three Months Ended   Six Months Ended
                                          June 30,            June 30,
                                     ------------------  ------------------
                                       2015      2014      2015      2014
                                     --------  --------  --------  --------
Cash Flows From Operating
 Activities:
  Net income (loss)                  $    5.1  $    3.2  $    5.1  $   (0.8)
  Adjustments to reconcile net
   income (loss) to net cash
   provided by (used in) operating
   activities:
    Net loss from discontinued
     operations                           0.3       0.2       0.4       3.4
    Depreciation and amortization         0.8       0.7       1.5       1.5
    Non-cash interest expense             0.1       0.1       0.2       0.2
    Stock-based compensation              0.4       0.4       0.8       0.7
    Gain on disposal of asset            (0.4)        -      (0.4)        -
    Changes in operating assets and
     liabilities:
      Trade accounts receivable          (4.7)     (9.2)    (23.5)    (25.1)
      Inventories                         3.9      (2.3)    (10.4)    (10.7)
      Trade accounts payable             (6.6)     (0.6)     14.3      11.2
      Other                               1.2      (0.3)     (1.2)     (1.9)
                                     --------  --------  --------  --------
    Total cash provided by (used in)
     operating activities                 0.1      (7.8)    (13.2)    (21.5)
                                     --------  --------  --------  --------
Cash Flows From Investing
 Activities:
  Capital expenditures                   (0.7)     (0.6)     (0.9)     (0.9)
  Proceeds from disposition of
   capital assets                         2.4         -       2.4         -
                                     --------  --------  --------  --------
    Total cash provided by (used in)
     investing activities                 1.7      (0.6)      1.5      (0.9)
                                     --------  --------  --------  --------
Cash Flows From Financing
 Activities:
  Borrowings of debt, net                   -       9.5      14.3      26.1
  Repurchase shares of common stock         -         -      (0.6)     (0.8)
                                     --------  --------  --------  --------
    Total cash provided by financing
     activities                             -       9.5      13.7      25.3
                                     --------  --------  --------  --------
Net increase in cash and equivalents      1.8       1.1       2.0       2.9
Cash and equivalents, beginning of
 period                                   0.7       2.4       0.5       0.6
                                     --------  --------  --------  --------
Cash and equivalents, end of period  $    2.5  $    3.5  $    2.5  $    3.5
                                     ========  ========  ========  ========

For more information, contact:

Don Hake
investor@huttig.com